SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

                        Date of Report: April 15, 1999
                       (Date of earliest event reported)

                  Bear Stearns Asset Backed Securities, Inc.
            (Exact Name of Registrant as Specified in its Charter)

    Delaware                           333-9532          13-3836437
    ---------------------------        -----------       -------------------
    (State or Other Jurisdiction       (Commission       (I.R.S. Employer
    of Incorporation)                  File Number)      Identification No.)

    245 Park Avenue
    4th Floor
    New York, New York                                   10167
    --------------------                                 ----------
    (Address of Principal                                (Zip Code)
    Executive Offices)

    Registrant's telephone number, including area code: (212) 272-4095

                                   No Change
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


Item 5. Other Events

     Reference is hereby made to the Registrant's Registration Statement on Form S-3 (File No. 333-9532) pursuant to which the Registrant registered Asset-Backed Certificates and Asset-Backed Notes, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended (the "Act"). Reference is also hereby made to the Prospectus dated January 4, 1999, and the related Prospectus Supplement, dated April 12, 1999 (collectively, the "Prospectus"), which were previously filed with the Commission pursuant to Rule 424(b)(5), relating to the publicly offered American Residential Eagle Bond Trust 1999-1 Mortgage-Backed LIBOR Notes, Class A, Series 1999-1 (the "Notes). Capitalized terms used but not defined herein have the meanings assigned to such terms in the Prospectus.

     American Residential Eagle Bond Trust 1999-1 (the "Trust" or the "Issuer") is a Delaware statutory business trust created pursuant to a Deposit Trust Agreement (the "Trust Agreement"), dated as of April 1, 1999, by and between Bear Stearns Asset Back Securities, Inc., a Delaware corporation and wholly owned special purpose subsidiary of The Bear Stearns Companies Inc. (the "Depositor"), and Wilmington Trust Company, a Delaware banking corporation (the "Owner Trustee"). The primary asset of the Trust will consist of a pool (the "Mortgage Pool") of conventional, fixed and adjustable rate mortgage loans (the "Mortgage Loans") with original terms to maturity of not more than 30 years, secured by first liens on one-to four-family residential properties (the "Mortgaged Properties"). A copy of the Trust Agreement is filed herewith as Exhibit 4.3.

     The Notes will be issued pursuant to an Indenture (the "Indenture"), dated as of April 1, 1999, by and between the Issuer and Norwest Bank Minnesota, National Association, as indenture trustee (the "Indenture Trustee"). A copy of the Indenture is filed herewith as Exhibit 4.1.

     American Residential Investment Trust, Inc. ("AmREIT") will perform certain administrative and ministerial duties required under the Master Servicing Agreement with respect to the Mortgage Loans and under the Indenture with respect to the Notes on behalf of the Issuer pursuant to a Management Agreement, dated as of April 1, 1999 (the "Management Agreement"), between AmREIT and the Issuer. The Management Agreement is filed herewith as Exhibit 4.2.

     Advanta Mortgage Corp. USA, a Delaware corporation (the "Master Servicer"), will perform master servicing of the Mortgage Loans, including all collection, reporting and advancing obligations, pursuant to a Master Servicing Agreement (the "Master Servicing Agreement"), dated of April 1, 1999, by and among the Master Servicer, the Issuer and the Indenture Trustee. The Master Servicing Agreement is filed herewith as Exhibit 10.1.

     The Depositor entered into and underwriting agreement dated as of April 12, 1999 (the "Underwriting Agreement") with Bear, Stearns & Co. Inc., as sole underwriter (the "Underwriter"), with respect to the offering and sale of the Notes. A copy of the Underwriting Agreement is filed herewith as Exhibit 1.1. The Depositor, AmREIT and the American Residential Eagle, Inc. (the "Seller") also entered into an Indemnification and Contribution Agreement in connection with the Underwriting Agreement which is filed herewith as Exhibit 1.3.

     The Notes will have the benefit of an irrevocable and unconditional financial guaranty insurance policy (the "Insurance Policy") issued by Financial Security Assurance Inc., a New York stock insurance company (the "Note Insurer"). The Issuer, the Depositor, AmREIT, the Seller, and the Note Insurer will enter into an Insurance and Indemnity Agreement (the "Insurance Agreement") pursuant to which the Depositor, AmREIT and the Seller will agree to reimburse with interest, the Note Insurer for amounts paid pursuant to claims under the Insurance Policy. The Insurance Agreement is filed herewith as Exhibit 4.4. The same parties to the Insurance Agreement also entered into an Indemnification Agreement in connection with disclosure contained in the Prospectus, which is filed herewith as Exhibit 4.5.

Item 7. Financial Statements and Exhibits

     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibits


Exhibit No.       Description
-----------       -----------
     1.1      Underwriting Agreement;

     1.2      Indemnification and Contribution Agreement;

     4.1      Indenture;

     4.2      Management Agreement;

     4.3      Trust Agreement;

     4.4      Insurance Agreement;

     4.5      Indemnification Agreement; and

     10.1     Master Servicing Agreement.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                          BEAR STEARNS ASSET BACKED
                                            SECURITIES, INC.

                                           By: /s/ Jonathan Lieberman
                                               ---------------------------
                                               Name:  Jonathan Lieberman
                                               Title: Managing Director

Dated:  April 28, 1999



                                 EXHIBIT INDEX
                                 -------------

Exhibit No.                  Description                               Page No.
-----------                  -----------                               --------
     1.1      Underwriting Agreement

     1.2      Indemnification and Contribution Agreement

     4.1      Indenture

     4.2      Management Agreement

     4.3      Trust Agreement

     4.4      Insurance Agreement

     4.5      Indemnification Agreement

     10.1     Master Servicing Agreement